Exhibit 99.1

Stakeholder Letter Fiscal Year 2020

2020 by the Numbers 2020 $416 MM 2020 $24.1 MM Direct Written Premiums 2019 $161 MM Adjusted Revenue 1 2019 $7.1 MM 2020 $670 MM Adjusted Net Income 1 2020 $1.1 MM 2019 ($2.1) MM 2019 $182 MM Assets (Cash & Investments) 1 This is a non-GAAP measure, discussed below under “Our Results” Our Current Coverage Area New in 2020 & 2021 District of Columbia, Idaho, Kansas, Louisana, Michigan, Montana, North Dakota, Ohio & South Dakota Existing territory Arizona, Colorado, Hawaii, Illinois, Indiana, Iowa, Missouri, Nebraska, Nevada, New Mexico, Oklahoma, Texas & Utah March 20212Stakeholder Letter

March 20213Stakeholder Letter A PERSONAL NOTE FROM OUR FOUNDERS

To our Shareholders, Policyholders, Partners, Employees, and Community, Midwest had an extraordinary year. In only our third year of operations under our management, we found ourselves, along with the rest of the world, confronting the unprecedented challenges of a global pandemic. Fortunately, Midwest was founded upon the principles of innovation, flexibility, and forward thinking. We were built to expect the unexpected. Innovation has always been the driving force behind our mission. When we first set out to reimagine the insurance value chain, we saw a large and important sector of the global economy that was riddled with cost, complexities, and inefficiencies — one where the value provided to customers had been diminishing for decades — one that was ripe for disruption and change. Today, we are proud of the modern, technology-enabled life and annuity platform that we have built in pursuit of our vision. It is a product of our culture of collaboration, curiosity and conviction. Our outstanding performance during this year of immense uncertainty only reinforces the strength of our vision. Midwest was prepared for and quickly adapted to the sudden changes that confronted us all. As one of the first fully cloud-based life and annuity platforms, we seamlessly transitioned to remote operations By leveraging our robust technology and flexible approach, we quickly filled a market gap by launching a strong premium bonus product With our clean balance sheet and on-demand capital model, we took advantage of favorable market conditions and grew significantly We posted strong financial results, year-over-year: »Our annuity direct written premiums grew 158% to $415.6m »Our adjusted revenue increased 241% to $24.1m

Our success has attracted exceptional new talent to our team, and garnered external recognition as well. We are proud of what we have accomplished. Our ratings upgrade and positive outlook from A.M. Best Our state expansion into seven new markets And, notably, our public offering and listing on NASDAQ in December, and expected addition to the Russell 2000 Index effective March 19th We have reached an inflection point as a company. As we look towards the future, Midwest finds itself in a remarkably exciting position. With an incredible platform and a talented team, we are poised to address the needs of an industry that is at a crossroads and deserving of real innovation. Near-term objectives are in our sights. We’ll continue to expand our product offerings, cultivate new and existing reinsurance relationships, expand into additional states and broaden our distribution footprint. Our long-term strategy remains rooted in our pursuit of innovation and excellence. Our ambition is significant. We will seek strategic growth opportunities and partnerships, offering new solutions to provide differentiated value across the industry. We envision a bright future for Midwest and the powerful changes we can bring to the industry. By remaining true to our principled vision, we’ll be well-positioned to bring lasting change and provide value to our stakeholders for years to come. We’re determined, we’re motivated, and we’re ready. Truly, Mike Minnich Founder & Co-CEO A. Michael Salem Founder & Co-CEO

March 20216Stakeholder Letter OUR OPPORTUNITY

The Time Is Now Technology-driven innovation is having a tremendous impact across the world, in all areas of our lives. Yet for decades, the life and annuity industry has remained stagnant. Hindered by bureaucracy and legacy technology, it has missed critical opportunities to improve customer experience and value. While new entrants are investing significant capital and resources into the industry, their focus is too narrow. They see an opportunity to serve their existing interests, rather than a chance to provide a holistic solution for the entire industry. At Midwest, we have taken a different approach. While we also benefit from these new capital flows, our disruptive model delivers value throughout the entire insurance supply chain — for customers and institutions alike.

The Future of Planning for Tomorrow Built on modern technology, Midwest is the first life and annuity platform to establish a direct link between individuals and institutions, removing significant cost and complexity from the insurance value chain. Individuals seeking to fund retirement liquidity and guarantee Return seeking Investors We’ve streamlined access to complementary annuity and income financial products by connecting individuals seeking to fund retirement with asset managers and institutional investors seeking unique uncorrelated, enhanced returns. As a result, both derive unique advantages that were otherwise previously difficult to obtain. This operational approach is supported by modern, customized technology – all allowing us to deliver superior results for our partners and customers.

Our Differentiated Approach Our interdisciplinary capabilities and integrated end-to-end services are what differentiate Midwest. We’ve brought a fresh approach to our four distinct but interconnected businesses, making each the best version of itself. We’ve combined them in a way that has never been done before; this is where our true innovation lies. Insurance ProductsPolicy AdministrationReinsurance Management Asset Management Annuity ProductsIncome Products

continued American Life provides best-in-class life and annuity products. Seneca Re allows us to source alternative and capital markets-based reinsurance capacity. 1505 Capital drives value for both our annuity customers and our reinsurance partners. And m.pas, our policy administration service, provides us a low-cost and highly scalable operating infrastructure. Our platform is powered by a unique team of experts. Technology, asset management, reinsurance, operations, tax, and accounting professionals all collaborate to build a better business — one to serve the needs of our customers and generate long-term value for our stakeholders.

Self-Supporting, Complementary Solutions We offer a suite of bespoke products and services, for both individuals and institutions, developed with the needs of our customers and partners in mind. Annuity Solutions Our American Life annuity products deliver guaranteed return and principal-protected solutions to individuals seeking to fund their retirement. We work closely with our distribution partners to tailor products to meet the needs of our customers and are supported by our strategic relationships with asset managers and institutional investors. Income Solutions Our income products combine high-quality, institutional investment strategies with deposit-like capital from annuity buyers who pay a premium for certainty of return. We deliver in-demand, long-term annuity assets to asset managers and other institutional investors seeking to efficiently enhance their returns. Our liability alpha model is differentiated and scalable. Technology Solutions Technology is core to our mission. Unlike traditional life and annuity platforms, we are unencumbered by outdated legacy infrastructure. We’ve built our business from the ground up to continually adapt to changes within the industry. As technology evolves, so do we. We’re set up and well-positioned to seamlessly integrate new solutions into our service model. This technology-enabled operating platform allows us to deliver superior products and service, and support the entire value chain.

March 202112Stakeholder Letter OUR RESULTS

2020 Key Performance Indicators and Non-GAAP Financial Measures Year ended December 31, Annuity Direct Written Premiums For the full year 2020, annuity direct written premiums grew 158% to $415.6 million, compared to $161.4 million in 2019. Agents & IMOs The number of active agents under contract at the end of 2020 was approximately 1,200 through relationships with 8 IMOs, compared to 573 with 3 IMOs at the end of 2019. Ceded Premiums For the full year 2020, ceded premiums grew 42% to $228.1 million, compared to $160.5 million in 2019. We retained $187.4 million of premium in 2020 as inventory. Our intent is to sell a significant portion of this inventory as part of a block transaction in 2021.

Adjusted Revenue For the full year 2020, adjusted revenue was $24.1 million, an increase of 241% compared to $7.1 million in 2019. The largest components of adjusted revenue in 2020 include: $12.5 million of net revenue on reinsurance, primarily ceding commissions $4.0 million of investment income, net of expenses Reversal of $2.9 million of net realized losses on investments related to the total return on the asset portfolios held by Midwest as collateral $3.5 million of net realized gains on investments related to FIA hedging The $3.5 million of net realized gains related to derivatives utilized to hedge the obligations to FIA policyholders is offset by expenses, including interest credited expenses and other operating expenses. Adjusted revenue is a non-GAAP financial measure that represents the revenue received, including ceding commissions paid to us by reinsurers for reinsurance transactions completed during the period and excluding realized gains and losses related to the total return on the asset portfolios that are owned by reinsurers but held by us. Reconciliations of adjusted revenue to GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented later in the letter.

Adjusted Net Income For the full year 2020, we achieved profitability on an adjusted net income basis. We generated $1.1 million in 2020 compared to an adjusted net loss of $2.1 million in 2019. Adjusted net income increased primarily due to the increase in adjusted revenue. Adjusted net income is a non-GAAP financial measure that represents non-GAAP adjusted revenue less GAAP total expenses. Reconciliations of adjusted net income to GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented later in the letter. General & Administrative Expenses For the full year 2020, general and administrative or “G&A” expenses totaled $13.7 million compared to $8.7 million in 2019. G&A expenses include salaries, benefits and other operating expenses while excluding $2.8 million of non-recurring, non-cash expenses. The increase in G&A expenses can be attributed to the hiring of additional personnel, other stock and legal fee increases, audit costs, and fees of consultants related to the growth of the business. Cash and Investments Cash and investments totaled $669.9 million on December 31, 2020, compared to $182.3 million on December 31, 2019. The majority of these investments are held on our balance sheet on behalf of reinsurers as collateral under our reinsurance agreements. The increase in investments was primarily due to increased sales of our MYGA and FIA products.

American Life Net Income American Life net income represents the net income attributed to our life insurance company under Statutory Accounting Principles. The net income of American Life increased by 195% to $3.9 million in 2020 compared to $1.3 million in 2019. The net gain was primarily due to the ceding commission and reserve adjustments earned on our reinsurance transactions; offset by continuing expenses incurred to provide services on the new software and related technology to distribute products through national marketing organizations. American Life Capital and Surplus Capital and surplus of American Life as of December 31, 2020 and 2019, was $77.4 million and $19.5 million, respectively. The increase in capital and surplus of American Life was due to capital contributions from Midwest to American Life of $55.0 million during 2020.

Explanation of Non-GAAP Financial Measures Below we discuss certain non-GAAP financial measures that our management uses, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: monitor and evaluate the performance of our business operations and financial performance facilitate internal comparisons of the historical operating performance of our business operations review and assess the operating performance of our management team analyze and evaluate financial and strategic planning decisions regarding future operations; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, our operating performance measures as prescribed by GAAP. Annuity Premiums Annuity premiums, also referred to as sales or direct written premiums, do not correspond to revenues under GAAP, but are relevant metrics to understand our business performance. Under statutory accounting practices or SAP, our annuity premiums received are treated as premium revenue. Our premium metrics include all sums paid into an individual annuity in a given period. We typically transfer all or a substantial portion of the premium and policy obligations to reinsurers. Ceded premium represents the premium we transfer to reinsurers in a given period. Retained premium represents the portion of premium received a given period that was not ceded to reinsurers and will either be reinsured in a subsequent period or retained by us. We typically retain premiums prior to transferring them to reinsurers to facilitate block and other reinsurance transactions involving portfolios of annuity premiums. A table setting forth the premiums received under SAP is shown later in the letter. Adjusted Revenue Our adjusted revenue represents the revenue we receive and retain taking into account the reinsurance transactions we complete. We define adjusted revenue as revenue including the impact of reinsurance transactions completed during the relevant period and excluding the total return on the asset portfolios that are owned by reinsurers but held by us, which in the table below is the net realized (gains) losses on investments. We hold these assets primarily to reduce potential credit risk of the reinsurers. Under our agreements with reinsurers, the assets backing the reinsurance agreements are typically maintained by us as collateral but the assets and the total return on the asset portfolios are received by the reinsurers. We receive ceding commissions from reinsurers based on ceded premium in a given period, the products reinsured and the terms of the reinsurance agreements. The revenue we receive from ceding commissions is recognized and earned immediately under SAP upon the completion of a reinsurance transaction in which we have ceded premiums to reinsurers. There is no collectability risk as the commissions are paid to us in full in cash when the policies are written and there are no further expenses associated with the collected premiums.

The adjustment for deferred coinsurance ceding commission is a line-item entry derived directly from our GAAP consolidated statements of cash flows in our Consolidated Financial Statements. Our management uses adjusted revenue as an internal measure of our underlying business performance, and it provides useful insights into our results of operations. Under GAAP, ceding commissions are deferred on our balance sheet as a deferred gain on coinsurance transactions and are subsequently amortized through amortization of deferred gain on reinsurance on the income statement over the period of the policy contracts. A table setting forth the reconciliation of total revenue to adjusted revenue is shown later in the letter. Adjusted Net Income (Loss) Adjusted net income (loss) is management’s evaluation of the impact of revenue we receive and retain taking into account the reinsurance transactions we complete. Under these provisions with third party reinsurers, the assets backing the treaties are maintained by American Life as collateral and are carried on the balance sheet for American Life, but the assets are owned by the third-party reinsurer; thus, the total return on the asset portfolio belongs to the third party reinsurers. Under GAAP this is considered an embedded derivative but is not designated as a hedge. We make an income statement adjustment for net realized losses on investments related to the embedded derivative. The net realized losses on investments related to the embedded derivative is included in

GAAP net loss but is reversed dollar for dollar in the calculation of GAAP other comprehensive income through a reclassification adjustment for net realized gains on investments. We define adjusted net income (loss) as net income (loss) including the impact of reinsurance transactions completed during the period and excluding the total return on the asset portfolios that are owned by reinsurers and held by us. These items have no direct expense, and the tax effect of these adjustments is already included in our tax basis, which is similar to our Adjusted Net Income. Our management uses adjusted net income (loss) as an internal measure of our underlying business performance and because it provides useful insights into our results of operations. A table setting forth the reconciliation of net loss to adjusted net income (loss) is shown later in the letter.

Special Cautionary Note Regarding Forward-Looking Statements Certain statements contained or incorporated by reference in this Stakeholder Letter constitute forward-looking statements. These statements are based on management’s expectations, estimates, projections and assumptions. In some cases, you can identify forward-looking statements by terminology including “could,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend,” or “continue,” the negative of these terms, or other comparable terminology used in connection with any discussion of future operating results or financial performance. These statements are only predictions and reflect our management’s good faith present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause our actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include among others, the following possibilities: our business plan, particularly including our reinsurance strategy, may not prove to be successful; our reliance on third-party insurance marketing organizations to market and sell our insurance products through a network of independent agents; adverse changes in the ratings obtained from independent rating agencies; failure to maintain adequate reinsurance; our inability to expand our insurance operations outside the 21 states and District of Columbia in which we are currently licensed; our insurance products may not achieve significant market acceptance;

we may continue to experience operating losses in the foreseeable future; the possible loss or retirement of one or more of our key executive personnel; intense competition, including the intensification of price competition, the entry of new competitors, and the introduction of new products by new and existing competitors; adverse state and federal legislation or regulation, including decreases in rates, limitations on premium levels, increases in minimum capital and reserve requirements, benefit mandates and tax treatment of insurance products; fluctuations in interest rates causing a reduction of investment income or increase in interest expense and in the market value of interest-rate sensitive investment; failure to obtain new customers, retain existing customers, or reductions in policies in force by existing customers; higher service, administrative, or general expense due to the need for additional advertising, marketing, administrative or management information systems expenditures; changes in our liquidity due to changes in asset and liability matching; possible claims relating to sales practices for insurance products; and lawsuits in the ordinary course of business.

Certain Industry and Market Data This Stakeholder Letter has been prepared by Midwest and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Midwest believes these third-party sources are reliable as of their respective dates, Midwest has not independently verified the accuracy or completeness of this information. Some data are also based on Midwest’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources.

Earnings Teleconference Information The Company will host a conference call to discuss financial and operating results for the fourth quarter and fiscal year 2020 on Monday, March 15, 2021, at 5:30 p.m. Eastern Time. The Company also plans to release its fourth quarter and fiscal year 2020 results on the investor relations section of its website at https://ir.midwestholding.com after the close of the financial markets on March 15, 2021. Conference Call Details To pre-register for this call, please go to the following link (you will receive your access details via email): https://www.incommglobalevents.com/registration/client/6993/midwest-holding-inc-q42020/ Webcast Details (Audience) Use this link to access the audience view of the webcast. https://event.on24.com/wcc/r/3031855/C66A671B64E3CDEB9083A1CBF9FF8408 A replay of the webcast will be made available after the call on the Investor Relations page of the Company’s website at https://ir.midwestholding.com About Midwest Midwest Holding Inc. is a rapidly growing, technology-enabled, services-oriented annuity platform. Midwest designs and develops in-demand annuity products that are distributed through independent distribution channels, to a large and growing demographic of U.S. retirees. Midwest originates, manages and transfers these annuities through reinsurance arrangements to asset managers and other third-party investors, who are actively seeking these financially attractive products. Midwest also provides the operational and regulatory infrastructure and expertise to enable asset managers and third-party investors to form, capitalize and manage their own reinsurance capital vehicles. For more information, please visit www.midwestholding.com Investor Contact: ir@midwestholding.com Media Inquiries: press@midwestholding.com

March 202125Stakeholder Letter FINANCIAL STATEMENTS

Consolidated Statements of Comprehensive Loss (Unaudited) Revenues Three months ended December 31, Year ended December 31, 2020201920202019 Comprehensive loss$(3,227,773) Net loss per common share Basic $(1,520,990)$(6,629,385)$(3,296,060) Diluted $ (4.14) $ (0.85) $ (4.88)$(4.99) $(3.78)$(0.85)$(4.42)$(4.98)

Consolidated Balance Sheets (Unaudited) December 31, 2020 and 2019 December 31, 2020December 31, 2019 Assets Liabilities and Stockholders’ Equity Liabilities: Contingencies and Commitments Preferred stock, $0.001 par value; authorized 2,000,000 shares; no shares issued and outstanding as of December 31, 2020 or December 31, 2019 — —

Book value of note payable— (19,100,000) Common stock, note payable ($927,680) and preferred stock ($72,855)— 1,000,535 Consolidated Statements of Cash Flows (Unaudited) Years Ended December 31, 2020 and 2019 Year ended December 31,

Reconciliation of Non-GAAP Financials Measures to GAAP (Unaudited) The following table sets forth premiums received under SAP. Under GAAP these products are defined as deposit-type contracts; therefore, the premium revenue is accounted under GAAP as deposit-type liabilities on our balance sheet and is not recognized in our income statement. Annuity Premiums Three months ended December 31,Year ended December 31, Adjusted Revenue The following table sets forth a reconciliation of total revenue to adjusted revenue for the three months ended and years ended December 31, 2020 and 2019, respectively: Total revenue - GAAP Adjustments: Three months ended December 31, Year ended December 31, 2020201920202019 $(831,992)$379,404$10,581,889$3,399,788 Net realized gains on investments7,280,170—2,910,608— Deferred coinsurance ceding commission2,459,493856,94110,620,5623,678,196

Adjusted Net Income The following table sets forth a reconciliation of net loss to adjusted net income (loss) for the three months ended and years ended December 31, 2020 and 2019, respectively: Three months ended December 31,Year ended December 31, 2020201920202019 Adjustments: Total adjustments 9,739,663 856,941 13,531,170 3,678,196 Income tax (expense) benefit adjustment(1) ———— (1) All adjustments above do not have any tax impact.

www.midwestholding.com Investor contact: ir@midwestholding.com